Impairment loss on marketable securities and investments in associated companies	12 Months Ended
Dec. 31, 2014
Impairment loss on marketable securities and investments in associated companies [Abstract]
Impairment loss on marketable securities and investments in associated companies
Impairment loss on marketable securities and investments in associated companies

In 2012, the Company determined that the decline in fair value of the Archer Limited ("Archer") investment was other than temporary based primarily upon its evaluation of the severity of the excess of its cost basis over the market price of the security and the prospects for recovery within 2013. As a result, an impairment loss was recognized reducing its cost basis of this associated company to the market price of the shares in question as of December 31, 2012, which was $121 million. The impairment loss amounted to $221 million and is presented as "Share of result from associated companies" in the consolidated statements of operations.